Exhibit 99.1

REFINITIV STREETEVENTS EDITED TRANSCRIPT Q2 2021 NXT - ID Inc Earnings Call EVENT DATE/TIME: AUGUST 19, 2021 / 6:00PM GMT REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 1

AUGUST 19, 2021 / 6:00PM GMT, Q2 2021 NXT - ID Inc Earnings Call CORPORATE PARTICIPANTS Chia - Lin Simmons Nxt - ID, Inc. - CEO & Director Mark J. Archer Nxt - ID, Inc. - Interim CFO PRESENTATION Operator Thank you for standing by, and welcome to the Nxt - ID Second Quarter 2021 Investor Update Conference Call. Please be advised that today's conference call is being recorded. I will now turn the conference to Chia - Lin Simmons, Chief Executive Officer of Nxt - ID. Please go ahead. Chia - Li n Simmon s Nxt - ID , Inc. - CE O & Director Thank you, Valerie, and good afternoon, everyone. I'm honored to be hosting the call today as the newly appointed CEO of Nxt - ID. Also joining me is Mark Archer, our new Chief Financial Officer. During this call, Mark and I will be making forward - looking statements, which consist of statements that cannot be confirmed by reference to existing information, including statements regarding our beliefs, goals, expectations, forecasts, projections and future performance and assumptions underlying such statements. Please note that there are a number of factors that will cause actual results to differ materially from our forward - looking statements, including factors identified and discussed in our SEC filings. Please recognize that except as required by applicable law, we undertake no duty to update any forward - looking statements and you should not place any undue reliance on such statements. Since this is my first time addressing a broader audience, I'll start today by giving you a brief background on my career and why I joined Nxt - ID . It's possible some of you may not have had opportunity to read the press release announcing my appointment, so I hope this is helpful . Before joining Nxt - ID, I served as the founder and CEO of Lookyloo, an artificial intelligence startup. And as a result of my work there, I'm privileged to have been nominated as a top leader in the AI sector. I've been actively involved in the technology industry for over 25 years, working with companies as diverse as startups to Fortune 50 companies. From pre - C to Series D and public companies like Audible, Google and Harman International, which is now a division of Samsung. At these companies, I've been part of the teams that help deliver innovation technologies, such as connected car services to companies like Honda, Subaru or Porsche, where I have been part of the team to help to position Audible to sell to Amazon. At every company, I have had the responsibility to drive revenue, customer acquisition, partnerships, and most importantly, develop and deliver innovation into the hands of everyday consumers. In my professional career, I also served as a director on various boards, including a global privately held 100 - plus - year - old company. As a Board member there, I make strategic investments into venture capital funds and help launch the car share service. I also serve on the Board for a global nonprofit that funds innovative green tech startups. I have been very fortunate to have spent my career working in an industry that I am passionate about. I've worked in marketing, communications, sales, branding, product development and business development. So I plan to contribute my learnings in those areas to help make improvements at Nxt - ID. I know that my background is very different from those of the previous two CEOs who come from more of a finance background. I have to tell you that I am excited to join Nxt - ID because I believe the company has the potential to achieve greater things. Having spent more than 25 years in the tech industry, I believe there are 3 pillars that are required to make a technology company a REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 2

AUGUST 19, 2021 / 6:00PM GMT, Q2 2021 NXT - ID Inc Earnings Call success. Let's call it a 3 - legged stool of success. They must have the right product, the right timing and the right people. Missing any one leg, it's like a stool, it will fall. When it comes to the right product for Nxt - ID, I see a company with a promising portfolio of IP, many of which have not been developed or launched. Currently, Nxt - ID, through its subsidiary, LogicMark, operates in a space called personal emergency response systems, or PERS, as it's referred to. PERS are being relied upon like never before. For anyone living alone or needing increased medical attention, this technology is a lifesaver. However, PERS is a category area that many of us may not have focused on previously. It's a technology category that has not been innovative for years at a time when innovation is most needed. When LogicMark first launched its nonmonitored product, it was truly groundbreaking. In a sea products that came with a monthly bill for monitoring, LogicMark came along and launched a product that allowed those with a fixed income to have safety and protection without a monthly bill to pay. With our record of innovation in our background, we plan to continue to expand our portfolio and develop tools that caretakers need to support their loved ones . We see the next generation of our IP portfolio as a way to once again differentiate ourselves from those in the large and expanding health care and aging tech economy . There are opportunities to provide innovation in areas such as small detection, where we can detect the difference between someone sitting down fast to someone who is truly following. Through our IP around biometrics and security, you will see us evaluating and looking at launching products and services that can secure, protect and transfer valuable personal data, like health care information or financial data and more. So Nxt - ID has the right product portfolio for success, but what makes this the right time? The impact of COVID - 19 globally has made us all much more aware of the health and well - being of loved ones and for ourselves. Research indicates that the health tech market is growing for a number of reasons beyond COVID, including the need to provide a better quality of life for an aging population and a desire to lower health care costs. According to a 2020 survey of approximately 1,500 caregivers by the National Alliance for Caregiving and AARP, only 53% of respondents indicate the use of any tools for caregiving. So we know that there is significant underutilization that exists. Further, the United States is in the midst of a demographic transformation. In 2008, the share of the population of the 65 years or older was only 12.5%. In 2018, it was 15%. And by the year 2038, it is projected to reach 21%. This demographic, the boomers between the ages of 53 to 76, make up 72% of the U.S. population. They host 70% of all disposable income, $3.2 trillion direct spending power. The spend more than 27 hours a week and $7 billion in online shopping. But most importantly, in this demographic, 60% want to age in place, 77% are focused on health and mobility, and 78% are concerned about health, financial stability on reduced fixed income. They are underserved by the existing technology and represent a large economy . The timing and economics have never been better for Nxt - ID to serve people who want to age gracefully and apply new thinking in a category area that's been neglected . That final leg of the 3 - legged stool of success, the right team. Nxt - ID is a start - up with the ticker symbol, so we need a team that has the experience of success with public tech companies in execution, product development and marketing launches, but with agility of technology start - ups. That means hiring the right people who have the experience, know - how and the background to do both. I'm fortunate to have built a network during my 25 years in the tech industry, to hire and to bring on board the type of hires that we need that can execute on our vision for the future. I'm in active discussions with a number of candidates for roles at this company. I'm very excited about being here at Nxt - ID, from the future opportunities that I've just discussed to some of the near - term opportunities. Despite of some of the company's past challenges, there are great product and partnership opportunities in our near future. We have a great relationship with the Veterans Administration for several years. And now, we're excited to have won a U.S. General Services contract, which gives us the opportunity to put our products into the hands of many more who need them. REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. 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AUGUST 19, 2021 / 6:00PM GMT, Q2 2021 NXT - ID Inc Earnings Call For those of you who may not be familiar with these, GSA contracts are long - term government - wide contracts with commercial firms that provide federal, state and local government buyers access to more than 11 million commercial supplies and services. They are not easy contracts to obtain, and we are excited to have been awarded a GSA schedule, which will allow us to be of better service to our long - term partners like the VA and to other agencies. And we should stress that the Veterans Health Administration is the largest integrated health care system in the United States, providing care to 1,263 health care facilities, including 171 VA medical centers and 1,112 outpatient sites. But now, we can also provide our products to other federal agencies in the U.S. as well as to some of the largest states such as Florida and more. We look forward to also exploring to potentially expanding our sales distribution opportunities, including the launch of Nxt - ID's direct - to - consumer sales efforts. So to recap, we are in a transition period as we align our focus and product development efforts. This includes hiring device team, leveraging our intellectual property, enhancing our existing product mix, developing new solutions to meet customer needs, creating the necessary policies and procedures, and working towards improving our financial position over time. Our recent capital raise was a step in that direction. I'll be working very closely with the Board and staff as we chart our path, and I look forward to providing periodic updates on our progress. I'll now turn the call over to Mark to provide a summary of financial results. Mark J. Archer Nxt - ID, Inc. - Interim CFO Thank you, Chia - Lin. Let me start by saying I just hit my 30 - day anniversary with the company, so I'm definitely the new kid on the block. That said, I'm very happy to be part of Chia - Lin's team and I as well am excited about the future and what it holds for Nxt - ID. I'll now summarize the company's unaudited financial and operating results for the quarter ended June 30, 2021, and will include a discussion of the 3 - and 6 - month periods also ended June 30. First, the second quarter. Revenue for the second quarter was approximately $2.8 million, up 14% from the prior quarter and up 12% from the same quarter last year. We are not back to our pre - pandemic revenue levels but are pleased with the quarter - to - quarter improvement. Gross profit for the second quarter was approximately $1.8 million compared to approximately $1.6 million in the prior quarter and slightly favorable with the same quarter last year. Gross margin was 65% of revenues, up 100 basis points from last quarter, but down 800 basis points from the second quarter last year. At the end of 2020, we launched our new Guardian 4G product, which is selling quite well but has higher component costs. That's the reason the year - over - year margin is down. Operating expenses for the quarter were approximately $2 million compared to $2.3 million in the prior quarter and $1.9 million in the same quarter last year. G&A cost was $1.2 million for the quarter, down from $1.5 million last quarter, but up 12% from the same quarter last year. Operating loss for the second quarter was approximately $212,000. This compares to a loss of approximately $783,000 in the prior quarter and a loss of approximately $103,000 in the same quarter last year. Versus last year, the higher loss was the result of our lower sales volume. Net loss for the quarter was approximately $1.2 million or $0.02 a share compared to a net loss of approximately $5.8 million or $0.12 a share in the prior quarter and a net loss of approximately $668,000 or $0.02 a share in the same quarter last year. During the quarter ended June 30, the company paid down term debt by an additional $4.5 million. Now for the 6 - month year - to - date results for the period ending June 30. Revenue for the 6 - month period was approximately $5.2 million, down $1 million or 16% from last year. Gross profit for the 6 - month period was approximately $3.4 million, down approximately $1.2 million or 27% from last year. Operating expenses for the 6 - month period were approximately $4.4 million, up approximately $691,000 or 19% from the same period last year. And the operating loss for the 6 - month period was $1 million compared to operating income of $1 million during the same 6 months last year. Net loss for the 6 - month period was approximately $6.9 million or $0.14 a share compared to a net loss of approximately $280,000 or $0.01 a share in the prior year. REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. 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AUGUST 19, 2021 / 6:00PM GMT, Q2 2021 NXT - ID Inc Earnings Call Let me take a second and talk about 2 key events that happened after the second quarter closed. On August 13, the company closed a private preferred stock investment from institutional investors, raising an additional $4 million in working capital prior to expenses associated with the offering. And then on August 16, the company received written communication from the NASDAQ hearings panel that it had granted the company's request to continue to be listed on the NASDAQ stock market. This approval is subject to the company achieving certain future milestones, including a shareholder meeting by October 15, and receiving shareholder approval at that meeting to effect a reverse split of our common stock. If such approval is obtained, the company will then have to demonstrate compliance with the NASDAQ rule requiring maintenance of a minimum bid price of $1 per share over 10 consecutive trading days all by November 1. Should the company not receive shareholder approval to reverse split the common stock, it's very unlikely the company will be able to meet the dollar per share requirement which would then result in the delisting of our common stock from the NASDAQ stock market. So this concludes my remarks. Valerie, would you please open up the call to any investor questions? QUESTIONS AND ANSWERS Operator (Operator Instructions) I'm showing no questions at this time. I'd like to turn the call back over to Chia - Lin Simmons for any closing remarks. Chia - Li n Simmon s Nxt - ID , Inc. - CE O & Director Thank you, Valerie. We appreciate all of you taking the time to have listened to our call today. It's very important for me to have the opportunity to meet with shareholders. And so please reach out to us should you have any questions. I want to thank you again for your time today. Operator Thank you. Ladies and gentlemen, this does conclude today's conference. Thank you for participating. You may all disconnect. Have a great day. REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 5 DISCLAIMER Refinitiv reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Briefs are based, companies may make projections or other forward - looking statements regarding a variety of items. Such forward - looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward - looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward - looking statements will be realized. THE INFORMATION CONTAINED IN EVENT BRIEFS REFLECTS REFINITIV'S SUBJECTIVE CONDENSED PARAPHRASE OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES REFINITIV OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT BRIEF. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. ©2021 Refinitiv. All Rights Reserved.